ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES (A Class of North American Government Bond Fund, Inc.) 535 Madison Avenue, 30th Floor New York, New York 10022 For information call (800) 955-7175

         This mutual fund (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See "How to Buy Shares.") This Prospectus describes the ISI class (the "Shares") of the Fund.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Summary............................................................1
Fees and Expenses of the Fund.................................................3
Investment Program............................................................3
The Fund's Net Asset Value....................................................5
How to Buy Shares.............................................................5
How to Redeem Shares..........................................................6
Telephone Transactions........................................................6
Sales Charges.................................................................7
Dividends and Taxes...........................................................8
Investment Advisor............................................................8
Administrator.................................................................9
Financial Highlights..........................................................10

   THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
    THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is August 1, 2000.

INVESTMENT SUMMARY

Objective and Strategies

         The Fund is designed to provide a high level of current income, consistent with prudent investment risk. The Fund seeks to achieve this goal by investing primarily in a portfolio of bonds issued or guaranteed by the governments of the United States, Canada and Mexico.

         The Fund's investment advisor (the "Advisor") actively allocates investments among the United States, Canada and Mexico. The Advisor will base this allocation on its analysis of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own expectations regarding interest rate changes and changes in exchange rates among United States, Canadian and Mexican currencies.

         The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately ten years during periods of stable interest rates, but the Advisor may shorten or lengthen the Fund's average maturity based on its forecasts for interest rates.

         The Fund will invest primarily in investment grade bonds. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

Risk Profile

         The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in addition to the risks of investing in U.S. government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio. The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially interest rates.

         Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

         Maturity and Credit Risk. The magnitude of increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

         Political Risk. Investing in foreign countries may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region.


         Foreign Currency Risk. Since some of the Fund's investment are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding increase or decrease in the value of the Fund's investments.

         Style and Non-Diversification Risk. There can be no assurances that the Advisor's economic analysis will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund may invest in securities of a relatively limited number of issuers. As a result, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


                          For years ended December 31*

------------------------------------------------------------------------------------------------------------------------------------
              20.00%
              15.00%                           15.64%
              10.00%                                                                  11.99%

               5.00%                                               6.18%                                  8.44%             (1.62%)
               0.00%

              -5.00%
             -10.00%       -12.66%
             -15.00%

                            1994                1995               1996                1997               1998                1999

------------------------------------------------------------------------------------------------------------------------------------

--------------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

         For the period December 31, 1999 through June 30, 2000, the Fund's total return was 5.85%.

         During the 6-year period shown in the bar chart, the highest return for a quarter was 9.15% (quarter ended 6/30/95) and the lowest return for a quarter was (8.60)% (quarter ended 12/31/94).


Average Annual Return (for periods ended December 31, 1999)


                                                                                        Lehman Brothers Intermediate
                                                                     ISI Shares(1)            Treasury Index(2)
                                                                     -------------      -----------------------------

Past One Year.................................................        (4.57)%                       0.40%

Past Five Years...............................................         7.31%                        6.91%

Since Inception...............................................         4.70% (1/15/93)              5.60%(3)



-------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The Lehman Brothers Intermediate Treasury Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period 1/31/93 through 12/31/99.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)...................   3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............................................   None
Maximum Deferred Sales Charge (Load)...................................................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............................................   None
Redemption Fee.........................................................................................   None
Exchange Fee...........................................................................................   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees........................................................................................   0.40%
Distribution (12b-1) and/or Service Fees...............................................................   0.40%
         Asset Based Sales Charge.............................................................   0.15%
         Service Fee..........................................................................   0.25%

Other Expenses.........................................................................................   0.61%
                                                                                                          -----
Total Annual Fund Operating Expenses...................................................................   1.41%
Less Fee Waivers and Expense Reimbursements............................................................  (0.16)%*
                                                                                                          ----
Net Expenses...........................................................................................   1.25%
                                                                                                          ====


------------------


* The Advisor has contractually agreed to limit its fees to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. This agreement will continue until at least July 31, 2001 and may be extended.


Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         1 YEAR              3 YEARS              5 YEARS               10 YEARS
         ------              -------              -------               --------

         $424*                $718*              $1,033*                 $1,927*

----------------
* Based on Total Annual Fund Operating Expenses after fee waivers for year 1 only.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on Sales Charges.) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund is designed to provide a high level of current income, consistent with prudent investment risk. The Fund seeks to achieve this goal by investing primarily in a portfolio of bonds issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

         The Advisor is responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor.) The Fund's Advisor actively allocates investments among the United States, Canada and Mexico. The Advisor's allocation will be based on its analysis of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own forecasts regarding interest rate changes and changes in the exchange rates among United States, Canadian and Mexican currencies. The Fund will limit its investments in each of Canadian and Mexican government securities to 25% of its total assets. In addition, the Fund will limit its investments in each of Canadian and Mexican securities in general to 33% of its total assets. It is possible that, from time to time, none of the Fund's assets will be invested in either Canada or Mexico.

         The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations. The Fund will limit its investment in high quality bonds issued by international organizations, such as the World Bank and Asian Development Bank, together with investments in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities"), to 10% of the Fund's total assets.

         Under normal circumstances, the Fund will invest primarily in investment grade bonds.

         The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that during periods of stable interest rates, the Fund's portfolio will have an average maturity of ten years. The Advisor may shorten the Fund's average maturity to less than 10 years when it believes that interest rates are increasing. During periods of declining interest rates, it is expected that the Fund's portfolio will have an average maturity of over ten years.

         An investment in the Fund involves risk. The primary risk is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

         Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. Investments in bonds issued by international organizations and in Agency securities also pose additional different risks than investing in U.S. government securities. The value of bonds issued by international organizations may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities. Unlike U.S. government securities, only certain Agency securities are backed by the full faith and credit of the U.S. Government. The remaining Agency securities are subject to greater credit risk.

         Some of the Fund's investments may be denominated in Canadian dollars, Mexican pesos or other currencies. As a result, the Fund may be affected by changes in the value of these currencies relative to the U.S. dollar.

         There can be no assurances that the Advisor's economic analysis will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified. There can be no guarantee that the Fund will achieve its goals.

         To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in repurchase agreements with respect to U.S., Canadian and Mexican government securities and high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. Read the section on sales charges for details on how and when this charge may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the Fund's outstanding shares.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

         You may buy shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

o If you are investing in an IRA account or a qualified retirement plan, your initial investment may be as low as $1,000.

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

Investing Regularly


         You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.


         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

         You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice. The Fund reserves the right to redeem Shares in kind under certain circumstances.

         If you own Fund Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

         The price you pay to buy Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:
                                           Sales Charge as % of
                                           --------------------
                                        Offering          Net Amount
   Amount of Purchase                     Price            Invested
   ------------------                     -----            --------
Less than      $  100,000 ............    3.00%              3.09%
$  100,000  -  $  249,999 ............    2.50%              2.56%
$  250,000  -  $  499,999 ............    2.00%              2.04%
$  500,000  -  $  999,999 ............    1.50%              1.52%
$1,000,000  -  $1,999,999 ............    0.75%              0.76%
$2,000,000  -  $2,999,999 ............    0.50%              0.50%
$3,000,000  -  and over ..............    None               None
                                          ----               ----

         The sales charge you pay on your current purchase of Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisor or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your Shares by July 31, 2001 and provide documentation of your redemption or sale.

Purchases by Exchange

You may exchange shares of any other fund in the ISI family of funds with the same or higher sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge, up to four times a year. In addition, you may exchange shares of any fund in the ISI family of funds purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is a least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The price you receive when you redeem Shares will be the net asset value per share.

Distribution Plan

         The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. Shares pay an annual distribution fee equal to 0.40% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains at least annually.

Certain Federal Income Tax Consequences

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different ISI fund is the same as a sale.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR

         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds, together with the Fund, had approximately $452 million in net assets as of June 30, 2000.

         As compensation for its services for the fiscal year ended March 31, 2000, ISI received from the Fund a fee equal to 0.23% (net of fee waivers) of the Fund's average daily net assets.

         The Advisor has contractually agreed to reduce its annual fee, if necessary, so that the Fund's annual expenses do not exceed 1.25% of its average daily net assets. This agreement will continue until at least July 31, 2001 and may be extended.

PORTFOLIO MANAGERS

         The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.

         Mr. Hyman, Chairman of the Fund and ISI, is responsible for developing the economic analysis upon which the Fund's selection of investments is based (see "Investment Program"). Before joining ISI in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, "Institutional Investor", which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 20 years.

         Mr. Medaugh, President of the Fund and ISI, is responsible for day-to-day portfolio management. Prior to joining ISI in 1991, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, he led their Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

ADMINISTRATOR

         Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended March 31, 2000 is part of the Fund's financial statements which have been audited by Deloitte & Touche LLP and are included in the Annual Report, which is available upon request. The information for the years ended March 31, 1996 through March 31, 1999 has been audited by PricewaterhouseCoopers LLP.

(For a share outstanding throughout each year)
------------------------------------------------------------------------------------------------------------------------------

                                                                             For the Years Ended March 31,
                                                 -----------------------------------------------------------------------------
                                                           2000           1999          1998               1997           1996
                                                           ----           ----          ----               ----           ----
Per Share Operating Performance:
    Net asset value at beginning of year......            $8.42           $8.74           $8.29           $8.37           $8.06
                                                        -------         -------         -------         -------         -------
Income from Investment Operations:
    Net investment income.....................             0.49            0.60            0.61            0.75            0.81
                                                        -------         -------         -------         -------         -------
    Net realized and unrealized gain/(loss)
      on investments..........................            (0.12)          (0.09)           0.56           (0.11)           0.22
                                                        -------         -------         -------         -------         -------
    Total from Investment Operations..........             0.37            0.51            1.17            0.64            1.03
                                                        -------         -------         -------         -------         -------
Less Distributions:
    Dividends from net investment income
      and short-term gains....................            (0.49)          (0.60)          (0.67)          (0.26)             --
                                                        -------         -------         -------         -------         -------
    Distribution in excess of net
      investment income.......................               --              --           (0.05)             --              --
                                                        -------         -------         -------         -------         -------
    Distribution from Long-Term Captital
      Gains...................................               --           (0.23)             --              --              --
                                                        -------         -------         -------         -------         -------
    Return of capital.........................            (0.23)             --              --           (0.46)          (0.72)
                                                        -------         -------         -------         -------         -------
    Total distributions.......................            (0.72)          (0.83)          (0.72)          (0.72)          (0.72)
                                                        -------         -------         -------         -------         -------
    Net asset value, end of year..............            $8.07           $8.42           $8.74           $8.29           $8.37
                                                        -------         -------         -------         -------         -------
Total Return(1)
    Based on net asset value per share........             4.82%           5.96%          14.65%           7.90%          12.97%
                                                        -------         -------         -------         -------         -------
Ratios to Average Daily Net Assets:
    Expenses(2)...............................             1.25%           1.25%           1.25%           1.25%           1.25%
                                                        -------         -------         -------         -------         -------
    Net investment income(3)..................             5.59%           5.79%           7.17%           8.99%           9.49%
                                                        -------         -------         -------         -------         -------
Supplemental Data:
    Net assets at end of period (000).........          $61,697         $55,891         $52,018         $51,966         $60,860
                                                        -------         -------         -------         -------         -------
    Portfolio turnover rate...................               32%            173%            125%             46%            125%
                                                        -------         -------         -------         -------         -------

(1)  Total return excludes the effect of sales charges.

(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.41%, 1.42%, 1.28%, 1.58%, and 1.47% for the years ended March 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 5.43%, 5.62%, 7.14%, 8.66%, and 9.27% for the years ended March 31, 2000, 1999, 1998, 1997, and 1996, respectively.

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                             NEW ACCOUNT APPLICATION

Make check payable to "ISI North American Government Bond Fund Shares" and mail with this Application to:

            ISI Mutual Funds
            P.O. Box 219426
            Kansas City, MO 64121-9426

For assistance in completing this form, please call the Transfer Agent at (800) 882-8585. To open an IRA account, call ISI at (800) 955-7175 to request an application.

                                                              ____________________________________________________
                                                              Existing Account No., if any

INDIVIDUAL OR JOINT TENANT                                    GIFTS TO MINORS
____________________________________________________          ____________________________________________________
First Name     Initial        Last Name                       Custodian's Name (only one allowed by law)

____________________________________________________          ____________________________________________________
Social Security Number                                        Minor's Name (only one)

____________________________________________________          ____________________________________________________
Joint Tenant   Initial        Last Name                       Social Security Number of Minor

____________________________________________________          ____________________________________________________
Social Security Number                                        Minor's Date of Birth (Mo./Day/Yr.)

                                                              under the____________________ Uniform Gifts to Minors Act
                                                                        State of Residence

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                      MAILING ADDRESS

____________________________________________________          ____________________________________________________
Name of Corporation, Trust or Partnership                     Street

____________________________________________________          ____________________________________________________
Tax ID Number                                                 City                        State     Zip

____________________________________________________          ____________________________________________________
Name of Trustees (If to be included in the Registration)      Daytime Phone


Statement of Intention (Optional)

[ ] I intend to invest at least the amount indicated below in ISI Shares of North American Government Bond Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

         ___$100,000      ___$250,000      ___$500,000      ___$1,000,000      ___$2,000,000      ___$3,000,000

Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify you for reduced sales charges.

      Fund Name                       Account No.                       Owner's Name                       Relationship
      ---------                       -----------                       ------------                       ------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


Distribution Options

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

      Income Dividends                                Capital Gains
      [ ] Reinvested in additional shares             [ ] Reinvested in additional shares
      [ ] Paid in Cash                                [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)

[ ] I authorize you as agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Investment: $250
Subsequent Investments (check one)            [ ] Monthly ($100 MINIMUM)        [ ] Quarterly ($250 MINIMUM)

                                                                                Please attach a voided check.

____________________________________________________           ____________________________________________________
Bank Name                                                      Depositor's Signature                      Date
____________________________________________________           ____________________________________________________
Existing ISI North American Government Bond Shares             Depositor's Signature                      Date
Fund Account No., if any                                       (If joint acct., both must sign)

Systematic Withdrawal Plan (Optional)
[ ] Beginning the month of ____________, ____(year), please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

Frequency (Check One)                         [ ] Monthly      [ ] Quarterly (January, April, July and October)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

No, I/We do not want:       [ ] Telephone redemption privileges                 [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

Bank:    _____________________________      Bank Account No.:  ____________________________________
Address: _____________________________      Bank Account Name: ____________________________________
         _____________________________      Bank Phone Number: ____________________________________


Signature and Taxpayer Certification


The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.
By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes) [ ]
[ ]U.S. Citizen/Taxpayer:
   [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or
   (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585.)
[ ] Non-U.S. Citizen/Taxpayer:
Indicated country of residence for tax purposes:________________________________

Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

____________________________________________________          ______________________________________________________________
Signature                                       Date          Signature (if a joint account, both must sign)            Date

--------------------------------------------------------------------------------
For Dealer Use Only

Dealer's Name:    ________________________________________    Dealer Code: _________________________________________
Dealer's Address: ________________________________________    Branch Code: _________________________________________
Representative:   ________________________________________    Rep. No.:    _________________________________________

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
             (A Class of North American Government Bond Fund, Inc.)






                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.

                         535 Madison Avenue, 30th Floor

                            New York, New York 10022




                       Administrator                                               Distributor
             INVESTMENT COMPANY CAPITAL CORP.                                INTERNATIONAL STRATEGY &
                     One South Street                                         INVESTMENT GROUP INC.
                 Baltimore, Maryland 21202                                535 Madison Avenue, 30th Floor
                                                                             New York, New York 10022
                                                                                  1-800-955-7175


                      Transfer Agent                                           Independent Auditors
             INVESTMENT COMPANY CAPITAL CORP.                                 DELOITTE & TOUCHE LLP
                     One South Street                                      Princeton Forrestal Village
                 Baltimore, Maryland 21202                                  116-300 Village Boulevard
                      1-800-882-8585                                       Princeton, New Jersey 08540


                         Custodian
                   BANKERS TRUST COMPANY                                           Fund Counsel
                    130 Liberty Street                                 KRAMER LEVIN NAFTALIS & FRANKEL LLP
                 New York, New York 10006                                        919 Third Avenue
                                                                             New York, New York 10022


                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES
                           (A CLASS OF NORTH AMERICAN
                           GOVERNMENT BOND FUND, INC.)

     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You will be charged for duplicating fees.

     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.



Investment Company Act File No. 811-7292

                                   [ISI LOGO]




                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES
                           (A CLASS OF NORTH AMERICAN
                           GOVERNMENT BOND FUND, INC.)

         A mutual fund with the investment objective of a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.


                                 AUGUST 1, 2000


                                  [PROSPECTUS]

                       STATEMENT OF ADDITIONAL INFORMATION

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.


                         535 Madison Avenue, 30th Floor

                            New York, New York 10022


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
          PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED
    IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS
  STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL
        REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER
                 OR BY WRITING OR CALLING INTERNATIONAL STRATEGY
            & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR,
                    NEW YORK, NEW YORK 10022, (800) 955-7175.

            Statement of Additional Information Dated: August 1, 2000
                  Relating to Prospectus Dated: August 1, 2000

                                       of
                 ISI North American Government Bond Fund Shares

                                TABLE OF CONTENTS

1.        General Information and History...........................................................................1

2.        Investment Objective, Policies and
            Risk Considerations.....................................................................................1


4.        Valuation of Shares and Redemption........................................................................9

5.        Federal Tax Treatment of Dividends and
            Distributions...........................................................................................9

6.        Management of the Fund....................................................................................11

7.        Investment Advisory and Other Services....................................................................16

8.        Administration............................................................................................17

9.        Distribution of Fund Shares...............................................................................17

10.       Portfolio Transactions....................................................................................19

11.       Capital Stock.............................................................................................20

12.       Semi-Annual Reports.......................................................................................21

13.       Custodian, Transfer Agent and
            Accounting Services.....................................................................................21

14.       Independent Accountants...................................................................................21

15.       Legal Matters.............................................................................................21

16.       Control Persons and Principal Holders of
            Securities..............................................................................................21

17.       Performance and Yield Computations........................................................................22

18.       Financial Statements......................................................................................24

19.       APPENDIX A - Moody's Investors Service and Standard & Poor's Ratings Definitions.........................A-1


GENERAL INFORMATION AND HISTORY

         North American Government Bond Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently has one class of shares: ISI North American Government Bond Fund Shares. The prospectus for such class of the Fund's shares contains important information concerning the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor"), or from Participating Dealers that offer shares of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information concerning the Fund and its business that is contained in the Fund's Registration Statement filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933 and began operations on January 15, 1993.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

Investment Objective, Policies and Risk Considerations of the Fund

         The Fund's investment objective is to achieve a high level of current income by investing primarily in fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage. Except as described below under "Investment Restrictions of the Fund," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock" below). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

         The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the following bonds and debentures: (i) U.S. Treasury securities, which securities are direct obligations of the United States Government (see "United States Government Securities" below); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities ("Government Securities") and denominated either in U.S. dollars or in the local foreign currency. The Fund will invest no more than 25% of its total assets in Canadian Government securities (see "Canadian Government Securities" below) and no more than 25% of its total assets in Mexican Government securities (see "Mexican Government Securities" below).

         The Fund may invest in bankers acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or Mexico. The Fund will limit its investments in either Canadian or Mexican securities in general to 33% of its total assets.

         Under normal circumstances, the Canadian Government securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Fund's investment advisor (the "Advisor") under criteria approved by the Fund's Board of Directors ("Comparable Quality"). Except as provided below, the Mexican Government Securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or comparable quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or comparable quality. Where deemed appropriate by the Advisor, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican Government Securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or Comparable Quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security, or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will sell sufficient securities to reduce the total to below 5%.

         Although the Fund reserves the right to invest up to 35% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or comparable quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or Comparable Quality subject to the limitation of 10% of the Fund's total assets discussed above.

         The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully under the heading "Other Investment Policies" below.

United States Government Securities

         The Fund will invest in U.S. Treasury obligations (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. Government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury obligations. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations including yield, from changing interest rates prior to maturity than the value of other U.S. Treasury securities of comparable maturities that bear interest currently. Because STRIPS do not pay current income, the Fund will not invest in them to a significant extent.

         The Fund also will invest in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities.") Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. Government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. Government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. Government, and are supported only by the credit of the agency or instrumentality itself. The Fund will limit its investment in Agency securities, together with its investment in bonds issued by international organizations (described below), to 10% of the Fund's total assets.

Canadian Government Securities

         Canadian Government securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

         Canadian Government securities in which the Fund may invest include Government of Canada bonds and Government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada issues of bonds frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

         All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue treasury bills.

         Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Mexican Government Securities

         Mexican Government securities in which the Fund may invest include those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

         Government of Mexico securities denominated and payable in the Mexican peso include: (i) Cetes, book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and (iii) Udibonos, securities issued by the Mexican Government that pay a fixed rate of interest over inflation every 182 days.

         The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced by the former U.S. Secretary of the Treasury. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

Corporate Bonds

         The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations rated, at the time of purchase, AA or higher by S&P or of comparable quality. The market value of the Fund's corporate bonds will change in response to interest rate changes and other factors, including changes in general economic conditions and other specific developments that adversely impact the issuer of a bond.

Bonds Issued by International Organizations

         Bonds issued by international organizations are designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the InterAmerican Development Bank, the European Investment Bank , the Asian Development Bank and similar entities. Bonds issued by international organizations may be denominated in currencies other than the U.S. dollar. The Fund will invest only in bonds rated, at the time of purchase, AA or higher by S&P or of comparable quality. The Fund will limit its investment in such bonds, together with Agency securities (described above), to 10% of the Fund's total assets.

Below Investment Grade Bonds

         The Fund may purchase bonds including debentures, that are rated BB by S&P or Ba by Moody's, or that are unrated by S&P or Moody's if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

         In adverse economic conditions, the liquidity of the secondary market for high yield bonds may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

         Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.

         During the fiscal year ended March 31, 2000, the Fund held no bonds rated below investment grade.

Repurchase Agreements

         The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one day. Repurchase agreements related to U.S. Treasury securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller, under a repurchase agreement, would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligation. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury securities that initially have a value at least equal to the repurchase price, under certain circumstances, it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be under collateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country. The Fund may invest in repurchase agreements with respect to U.S. Treasury securities, Canadian Treasury securities and Mexican Treasury securities and in commercial paper rated Prime-1 by Moody's, A-1 by S&P or of comparable quality as determined by the Advisor.

Currency and Interest Rate Hedging Transactions

         To hedge against adverse price movements in the currencies underlying the portfolio's securities (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

         Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to effectively hedge its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See "Futures Contracts and Options" below.)

         If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code") requirements relating to qualifications as a regulated investment company. (See "Federal Income Tax Treatment of Dividends and Distributions.")

         Futures Contracts and Options. The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

         When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contract for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money," the amount may be excluded in calculating the 5% limitation.

         The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

         While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

         Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.

         Other risks include, but are not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; failure to qualify as a Regulated Investment Company under Subchapter M of the Code and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

Purchase of When-Issued Securities

         From time to time, in the ordinary course of business, the Fund may purchase securities, at their current market value on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Lending of Portfolio Securities

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board of Directors will monitor the Fund's lending of portfolio securities.

Additional Risk Factors

         Special Risks of Canadian and Mexican Treasury Securities. The Canadian Government debt securities market is significantly smaller than the U.S. debt securities market. Although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart. Recently, Canadian real economic growth has picked up after several years of marginal performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

         The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government securities. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

         For more information about Canada and Mexico, see "Additional Information About Canada and Mexico" below.

         Currency Risks. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. (See "Other Investment Policies - Forward Foreign Currency Exchange Contracts.") The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

         Risk of International Investing. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

         Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

         Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act, and as such is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Code. (See "Dividends, Distributions and Taxes.") In order to qualify under Subchapter M of the Code, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government securities) and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government securities). To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

         Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian Government securities and Mexican Government securities in a manner which would not be necessary if the Fund limited its investments to U.S. Government securities.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

     1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

     2. With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);

     3. With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);

     4. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the United States Government, its agencies and instrumentalities are not considered an industry);

     5.  Invest in real estate or mortgages on real estate;

     6. Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

     7. Act as an underwriter of securities within the meaning of the federal securities laws;

     8. Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

     9. Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

     10. Effect short sales of securities;

     11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

     13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

     14. Invest in shares of any other investment company registered under the Investment Company Act;

     15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

     16. Invest in companies for the purpose of exercising management or control;

     17. Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

     18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

                  1. Invest more than 10% of the value of its net assets in illiquid securities

VALUATION OF SHARES AND REDEMPTION

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day") if there is sufficient trading in Fund portfolio securities to affect net asset value materially, but may not be determined on days during which no Shares are tendered for redemption and the Fund receives no order to sell Shares. The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. A corporate shareholder requesting a redemption must have on file with the Fund's Transfer Agent, the Distributor, a Participating Dealer or Shareholder Servicing Agent all required resolutions and certificates, such as resolutions authorizing the redemption and secretary's certificates.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Funds must distribute to satisfy the Distribution Requirement. In some cases, the Funds may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, it will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will not qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The overall business and affairs of the Fund are managed by its Board of Directors.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

*EDWARD S. HYMAN, CHAIRMAN AND DIRECTOR  (4/8/45)
           Chairman, International Strategy & Investment Inc. (registered investment advisor) and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and broker-dealer), 1991-Present.

JOSEPH R. HARDIMAN, DIRECTOR (5/27/37)

           8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker dealer) and The Nevis Fund and the Flag Investors Funds family (registered investment companies). Formerly, Director, Circon Corp. (medical instruments); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now DB Alex. Brown
           LLC) 1976-1985.

LOUIS E. LEVY, DIRECTOR  (11/16/32)

           26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (finance and banking) and the Flag Investors Funds Family (registered investment companies); Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

CARL W. VOGT, ESQ., DIRECTOR (4/20/36)


           Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and President the ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College; and Director, Flag Investors Family of Funds (registered investment companies).


R. ALAN MEDAUGH, PRESIDENT  (8/20/43)
           President, International Strategy & Investment Inc. and Director, International Strategy & Investment Group, Inc., 1991 - Present.

NANCY LAZAR, VICE PRESIDENT  (8/1/57)
           Executive Vice President and Secretary, International Strategy & Investment Inc. and Executive Vice President and Director, International Strategy & Investment Group, Inc., 1991 - Present.

CARRIE L. BUTLER, VICE PRESIDENT  (5/1/67)
           Assistant Vice President, International Strategy & Investment Inc., 1991- Present.

EDWARD J. VEILLEUX, VICE PRESIDENT  (8/26/43)
           Director, Deutsche Asset Management, 1999-Present; Executive Vice President, Investment Company Capital Corporation since 1996. Trustee, Devcap Trust. (Registered Investment Company)

MARGARET M. BEELER, ASSISTANT VICE PRESIDENT (3/1/67)
           Assistant Vice President, International Strategy & Investment Inc., 1996 - Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995 -1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, ASSISTANT VICE PRESIDENT (6/22/66)
           Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

FELICIA A. EMRY, SECRETARY  (12/19/69)
           Assistant Vice President, Deutsche Asset Management, 1999-Present. Associate, Hogan & Hartson L.L.P., 1997-1999; Associate, Winston & Strawn, 1994-1997.

CHARLES A. RIZZO, TREASURER  (8/5/57)

           Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown
           LLC), 1998-1999. Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, ASSISTANT SECRETARY (5/14/63)

           Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, ASSISTANT SECRETARY (3/27/54)

           Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

---------------
*A Director who is an "interested person" as defined by the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by the Funds Advisor, International Strategy & Investment Inc. ("ISI" or the "Advisor") or any of its affiliates. There are currently 4 funds in the ISI fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of each fund in the Fund Complex. Mr. Medaugh serves as President of each fund in the Fund Complex. Messrs. Hardiman, Levy, and Vogt serve as Directors of each fund in the Fund Complex. Ms. Lazar, Ms. Butler and Mr. Veilleux serve as Vice Presidents of each fund in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Emry serves as Secretary, and Ms. Olmert and Mr. Hirsch serve as Assistant Secretary of each of the funds in the Fund Complex.

         Some of the officers of the Fund are employees of Deutsche Asset Management ("Deutsche Asset Management") which is an operating unit of Deutsche Bank AG. ("Deutsche Bank"). Deutsche Asset Management consists of Investment Company Capital Corp., the Fund's administrator, and other asset management affiliates of Deutsche Bank.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Fund's administrator, the Distributor or the Advisor may be considered to have received remuneration indirectly. As compensation for his services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all ISI Funds for which he serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled approximately $2,939.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively in the fiscal year ended March 31, 2000.

                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------

                                                                                           Total Compensation from
                                                                                          the Fund and Fund Complex
                                Aggregate Compensation for      Pension or Retirement      Payable to Directors for
Name of Person,                the Fiscal Year Ended March    Benefits Accrued as Part       the Fiscal Year Ended
Position                                 31, 2000                 of Fund Expenses             March 31, 2000(1)

-------------------------------------------------------------------------------------------------------------------

Edward S. Hyman(2)                          $0                           $0                           $0
Chairman and Director


Richard T. Hale(2,3)                        $0                           $0                           $0
Vice Chairman and Director


James J. Cunnane(3)                       $108(4)                        $0               $19,500 for service on 12
Director                                                                                  Boards in the Fund Complex


Joseph H. Hardiman                        $898                           $0               $45,000 for service on 12
Director                                                                                  Boards in the Fund Complex


Louis E. Levy                             $926                           $0               $55,000 for service on 12
Director                                                                                  Boards in the Fund Complex


Eugene J. McDonald(3)                     $136(4)                        $0               $49,000 for service on 12
Director                                                                                  Boards in the Fund Complex


Rebecca W. Rimel(3)                       $108(4)                        $0               $39,000 for service on 12
Director                                                                                  Boards in the Fund Complex


Carl W. Vogt                              $898(4)                        $0               $45,000 for service on 12
Director                                                                                  Boards in the Fund Complex



--------------------------------
(1) Prior to September 28, 1999, the Fund Complex consisted of 12 funds and included eight funds in the Flag Investors family of funds.
(2) A Director who is an "interested person" as defined in the Investment Company Act.
(3) Resigned effective September 30, 1999.
(4) Of amounts payable to Ms. Rimel and to Messrs. Cunnane, McDonald and Vogt, $108, $108, $136 and $108, respectively, was deferred pursuant to a deferred compensation plan.

         Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with requirements of the Codes of Ethics of the Fund's advisor and distributor as described below.

         Access persons of the Fund's advisor, International Strategy & Investment Inc. ("ISI" or the "Advisor"), and ISI Group, Inc. (the distributor) are subject to the same Code of Ethics. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, the Code also provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code also prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Code of Ethics is on public file with, and is available from, the SEC.


INVESTMENT ADVISORY AND OTHER SERVICES

         International Strategy & Investments, Inc. (the "Advisor" or "ISI") serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement").

         ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc. open-end investment companies with net assets of approximately $452 million as of June 30, 2000.

         To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as: statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information.

         As described in the Fund's Prospectus, the Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, in an amount equal to 0.40% of the average daily net assets of the Fund. The Advisor has contractually agreed to reduce its annual fee so that the Fund's total operating annual expenses do not exceed 1.25% of the Fund's average daily net assets. ISI's compensation under the agreement for the three most recent fiscal years was as follows:

                Advisory Fees For the Fiscal Year Ended March 31,
                -------------------------------------------------


                                2000             1999             1998
                                ----             ----             ----


Contractual Fee               $239,248         $221,382         $208,693


Less amount waived            $(96,671)        $(60,907)        $ (9,113)


Fee after waivers             $142,577         $160,475*        $199,580*


--------------

* Absent fee waivers for the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998, the Fund's Total Operating Expenses would have been 1.41%, 1.42% and 1.28%, respectively, of the Fund's average daily net assets.

         The Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment.

ADMINISTRATION

         Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.


         As compensation for such services, ICCC is entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates .20% of the first 75 million, .15% of the next $75 million, .10% of the next $75 million, .05% of the next $275 million and .03% of the amount over $500 million. Prior to June 1, 1999 the administrator was paid a fee equal to 0.20% of the Fund's average daily net assets. ICCC's compensation under the agreement for the three most recent fiscal years was as follows:

                                       Fiscal Year Ended March 31,
                                       ---------------------------
                                  2000              1999            1998
                                  ----              ----            ----
Administration Fees             $68,536           $110,691        $104,346
Administration Fees Waived           $0            $30,454          $4,557


         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. The services of ICCC to the Fund are not exclusive and ICCC is free to render similar services to others. An affiliate of ICCC serves as the Fund's custodian (See "Custodian, Transfer Agent and Accounting Services.") ICCC is an indirect subsidiary of Deutsche Bank AG.

DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the distributor for the Shares pursuant to a Distribution Agreement between ISI Group and the Fund. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.

         The Distribution Agreement further provides that ISI Group will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; provide the Fund's Board of Directors, for their review, with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services of ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to ISI Group under the Plan.

         The Distribution Agreement and the Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon sixty days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares. Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment (as defined in the Investment Company Act).

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.40% of the average daily net assets of the Shares. ISI Group expects to allocate on a proportional basis up to all of its fees to broker-dealers who enter into Sub-Distribution Agreements with ISI Group under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.

         During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                              Fiscal Year Ended March 31,
                              ---------------------------
Fee                     2000              1999             1998
---                     ----              ----             ----
12b-1 Fee             $239,248          $221,382         $208,693

         For the last three fiscal years, the Fund's distributor received the following commissions, and from such commissions, the distributor retained the following amounts:

                                                          Fiscal Year Ended March 31,
                                                           ---------------------------
                                        2000                          1999                           1998
                                        ----                          ----                           ----
                              Received       Retained        Received       Retained        Received       Retained
Sales Commissions             $344,845          $0           $304,809          $0           $198,038          $0

         Except as described elsewhere, the Fund pays or causes to be paid all organizational expenses and all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICCC or ISI Group.

PORTFOLIO TRANSACTIONS

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.

         For the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998, no brokerage commissions were paid by the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 2000, the Fund held a 6.08% repurchase agreement issued by Goldman Sachs & Co. valued at $4,912,000; a 6.05% repurchase agreement issued by J.P. Morgan Securities, Inc. valued at $4,912,000; and a 6.00% repurchase agreement issued by Morgan Stanley & Co. valued at $4,912,000. Goldman Sachs & Co., J.P. Morgan Securities, Inc. and Morgan Stanley & Co. are "regular brokers or dealers" of the Fund.

CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives compensation from the Fund for its services as may be agreed to upon from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 2000, Bankers Trust was paid $67,442 as compensation for providing custody services to the Fund. Investment Company Capital Corp., the Fund's administrator, One South Street, Baltimore, Maryland, 21202 (telephone: (800) 882-8585) has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, ICCC receives up to $16.83 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For such services for the fiscal year ended March 31, 2000, ICCC received a fee of $68,536.

         ICCC also provides accounting services to the Fund. As compensation for these services, ICCC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.


Average Net Assets                             Incremental Annual Accounting Fee

             0  -        $10,000,000                     $25,000
$10,000,001     -        $25,000,000                       .080%
$25,000,001     -        $50,000,000                       .060%
$50,000,001     -        $75,000,000                       .040%
$75,000,001     -       $100,000,000                       .035%
$100,000,001    -       $500,000,000                       .017%
$500,000,001       -  $1,000,000,000                       .006%
over $1,000,000,000                                        .002%

         In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended March 31, 2000, ICCC received fees of $55,995.


INDEPENDENT AUDITORS

         The independent auditor for the Fund is Deloitte & Touche LLP, located at Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540. For the period ended March 31, 1993 and for the fiscal years ended March 31, 1994 through March 31, 1999, the annual financial statements of the Fund were audited by PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201.




LEGAL MATTERS


         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, no persons held beneficially or of record 5% or more of the Fund's outstanding shares, as of June 15, 2000.

         As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

PERFORMANCE AND YIELD COMPUTATIONS

         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculation

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P (1 + T)n = ERV

     Where:  P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years (1-, 5- or 10-)

           ERV = ending redeemable value at the end of the 1-, 5- or 10- year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5- and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement. During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestment would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended March 31, 1999 were as follows:



                                                                                                Since Inception On
         One-Year Period Ended                      Five-Year Period Ended                   January 15, 1993 Through
            March 31, 2000                              March 31, 2000                            March 31, 2000
            --------------                              --------------                            --------------
Ending                                                 Ending               Average              Ending             Average
Redeemable                  Total                     Redeemable          Annual Total         Redeemable         Annual Total
Value                      Return                       Value                Return               Value              Return
-----                      ------                       -----                ------               -----              ------

$1,017                      1.67%                       $1,506                8.53%               $1,450              5.29%


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations


         The yield based on the 30-day period ended March 31, 2000 was 5.24% and was computed in the manner described below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 3.00% for the Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation may be reasonably expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 2000 was 32% and in fiscal year 1999 was 173%.

FINANCIAL STATEMENTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund for the period ended March 31, 2000, are incorporated herein by reference to the Fund's Annual Report dated March 31, 2000. The annual financial statements are audited by the Fund's independent auditors.

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Rating

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating. Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating. The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers

         1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by STANDARD & POOR'S, which uses the numbers 1, 2 and 3 to indicate relative degree of safety. The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is strong. The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Commercial Paper Ratings

         Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

         - Leading market positions in well-established industries.
         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.



                                                                             A-2